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                                                                 EXHIBIT 10(9)

                                 DEED OF TRUST,
                  LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT,
               ASSIGNMENT, FIXTURE FILING AND FINANCING STATEMENT

            THIS DEED OF TRUST, LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT, FIXTURE FILING AND FINANCING STATEMENT (hereinafter referred to as "Trust Deed" or "Deed of Trust") made and entered into as of July 2, 1996 by and among MOUNTAINEER PARK, INC., a West Virginia corporation, party of the first part ("Grantor"), and Deborah A. Sink, a resident of Kanawha County, West Virginia, and Carl D. Andrews, a resident of Kanawha County, West Virginia, as Trustees, parties of the second part (collectively, the "Trustees) and MADELEINE LLC, ("Madeleine"), a New York limited liability company, shall be referred to herein as the "Secured Party".

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Term Loan Agreement dated as of July 2, 1996 by and between Secured Party and Grantor (the "Loan Agreement"), Secured Party has agreed to make a loan to Grantor (the "Loan") evidenced by a certain promissory note of Grantor, in the principal amount of $5,000,000.00, in favor of Secured Party and dated the date of this Deed of Trust (the "Note"); and

            WHEREAS, the obligation of Secured Party to extend credit under the Loan Agreement is subject to the condition, among others, that Grantor grant the Property (as hereinafter defined) to Trustees in trust for the benefit of Secured Party; and

            WHEREAS, to induce Secured Party to extend credit to Grantor, and as security for the Note, Grantor desires to execute and deliver this Deed of Trust to Trustees for the benefit of Secured Party pursuant to the Loan Agreement; and

            WHEREAS, this Trust Deed is subordinate to the lien of the credit line Deed of Trust from Mountaineer Park, Inc. to Louis S. Southworth II and Ellen S. Cappellaniti, Trustees, dated June 27, 1994, recorded in the office of the Clerk of the county Commision of Hancock County, West Virginia, in Trust Deed Book 318, page 692, securing a note in the original principal amount of $10,200,000 payable to Bennett Management & Development Corp. (the "Bennett Management Trust Deed").
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            NOW, THEREFORE, in order further to secure the payment of the principal amount of $5,000,000.00 and all sums due or to become due under the Loan Agreement, the Loan, and the Loan Documents (as defined in the Loan Agreement), or any extensions or modifications thereof, as well as to secure the performance of all Grantor's covenants and agreements contained in this Trust Deed or any amendments thereof, and in consideration of the premises and the further sum of Ten Dollars ($10.00) to Grantor in hand well and truly paid by Secured Party at and before the delivery hereof, the receipt whereof is hereby acknowledged, Grantor has granted, bargained and sold, mortgaged, conveyed, aliened, enfeoffed, released, confirmed, assigned, transferred and set over, and by these presents does grant, bargain and sell, mortgage, convey, alien, enfeoff, release, confirm, assign, transfer and set over unto Trustees, their successors and assigns, in trust, with power of sale, Grantor's interest (including without limitation all surface and mineral interests, if any, including coal) in those certain tracts of land more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Land").

            TOGETHER with Grantor's interest in all the coal, if any, in all seams underlying the Land in which Grantor has rights.

            TOGETHER with all Grantor's interest in sand, stone, water and gravel found on the Land and Grantor's right to dump refuse from such coal on the surface of the Land.

            TOGETHER with the tenements, hereditaments, appurtenances and all the estates and rights of Grantor in and to the Land.

            TOGETHER with all the right, title and interest of Grantor in and to all streets, roads and public places, opened or proposed, adjoining the Land, and all easements and rights-of-way, public or private, now or hereafter used in connection with the Land, including without limitation, all roads and ways on the surface of or underground on the Land for the mining, transportation, ventilation and drainage of coal and for the transportation of workmen and supplies and all other necessary or useful purposes in connection with the exploration, mining, processing, production and removal of coal.

            TOGETHER with Grantor's interest in all the oil and gas, if any, underlying the Land.

            TOGETHER with all right, title and interest of Grantor, now owned or hereafter acquired, in and to any land lying in the bed of any street, road or avenue, opened or proposed, in front


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of or adjoining the Land to the extent of the interest of Grantor therein, now or hereafter acquired.

            TOGETHER with all right, title and interest of Grantor, now owned or hereafter acquired, in and to any and all sidewalks and alleys, and all strips and gores of land, adjacent to or used in connection with the Land.

            TOGETHER with all buildings, tipples, inclines, machine shops, structures, improvements, rail spurs, dams and reservoirs in connection with the mining of coal (the "Improvements") of every kind and description now or hereafter erected or placed on the Land.

            TOGETHER with all of Grantor's present and future right, title and interest in (i) all fixtures including without limitation, all standing or cut timber, and all minerals, including without limitation, coal, minerals before extraction, minerals as extracted and accounts resulting from the sale thereof ("Fixtures") heretofore or hereafter placed on the Lands or Leased Lands and
(ii) all machinery and equipment, including without limitation, all coal preparation plants, docks, transloading, coal storage, cleaning and transporting facilities or other improvements located on any of the Lands, now or hereafter used by Grantor and all equipment and machinery comprising, or related to the operation of such facilities or improvements ("Equipment"), wherever located, and all attachments, accessories, and parts used or intended to be used with any of such Equipment or Fixtures whether now or hereinafter installed therein or thereon or affixed thereto as well as all substitutes and replacements thereof in whole or in part, and (iii) all products and all cash and noncash proceeds (including insurance policies and proceeds) and all guaranties, claims, rights, remedies and privileges relating to any or all of the items listed in (i) and
(ii) above.

            TOGETHER with all the mining rights and easements owned by Grantor and appurtenant to the Land.

            TOGETHER with all right, title and interest of Grantor as lessee under any and all leases relating to any Fixtures, together with any options to purchase the Fixtures which are subject to such leases and together with the benefit of any payments now or hereafter made thereon.

            TOGETHER with the reversions, remainders, easements, rents, issues and profits arising or issuing from the Land and from the Improvements thereon, including, but not limited to, the rents, royalties, issues and profits arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of the Land and for the Improvements, including,


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without limitation, all accounts receivable, maintenance, tax and insurance contributions, percentage rents, minimum rents, any damages or awards following suit or arbitration damages following default, capital reserve funds, any sums to which Grantor may become entitled in any court proceedings involving the bankruptcy, insolvency or reorganization of any tenants or operators of the Land; any guaranties of any rents, royalties, income and profits due or to become due under any lease, and any proceeds payable under any policy of insurance covering loss of rents under any lease for any cause, all of which leases, subleases, rents, issues and profits are hereby assigned (collectively, the "Rents") and, if requested by Secured Party, shall be caused to be further assigned to Secured Party by Grantor. The foregoing assignment shall include without limitation, cash or securities deposited under leases to secure performance by tenants or operators of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment is intended by Grantor and Secured Party to create and shall be construed to create an absolute, unconditional and presently effective assignment to Secured Party of all of Grantor's right, title and interest in the Rents and shall not be deemed to create merely a security interest therein for the payment of any indebtedness or the performance of any obligations of Grantor evidenced by the Loan Agreement, the Note, and the Loan Documents. Grantor will execute and deliver to Secured Party on demand such assignments and instruments as Secured Party may require to implement, confirm, maintain and continue the assignment hereunder.

            TOGETHER with any and all awards, damages, payments and other compensation and any and all claims therefor and rights thereto which may result from taking or injury by virtue of the exercise of the power of eminent domain of or to, or any damage, injury or destruction in any manner caused to, the Land, the Improvements, or any part thereof, or from any change of grade or vacation of any street abutting thereon, all of which awards, damages, payments, compensation, claims and rights are hereby assigned, transferred and set over to Trustees on behalf of Secured Party to the fullest extent that Grantor may under the law so do.

            TOGETHER with all of Grantor's right, title and interest in and to all rights and claims arising under and by virtue of the covenants of warranty contained in those deeds conveying the Land to Grantor.

            ALL of which property and rights therein hereinabove described or mentioned and all of which collateral is now existing or hereafter arising, now owned or hereafter acquired,


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due or to become due, including proceeds, products, and insurance proceeds to secure payment of all indebtedness of Grantor to Secured Party now existing or hereafter arising, being hereinafter collectively called, the "Property". It is the intention of the parties hereto that this Deed of Trust shall embrace and Grantor does hereby grant to Trustees on behalf of Secured Party a mortgage, deed of trust and security interest in all of the properties, rights, interests, claims, demands and privileges of every kind and character as are owned by the Grantor or in which the Grantor has rights in and appurtenant to all lands in the county in which this instrument is recorded, whether fee, mineral, surface, leasehold, easement, right-of-way or otherwise, and wheresoever situate, and whether or not specifically described herein, together with all rents, royalties and other income arising from the various coal leases and other instruments and agreements affecting the same.

            BUT THIS CONVEYANCE IS IN TRUST, HOWEVER, to secure the payment of the Debt (as hereinafter defined) and performance of the other obligations of Grantor referred to herein.

            And without limiting any of the other provisions of this Deed of Trust, Grantor, as debtor, expressly grants unto Secured Party, a security interest in all those portions of the Property which may be subject to the Uniform Commercial Code (the "Code") provisions applicable to secured transactions under the laws of any state and this Deed of Trust shall constitute a Security Agreement under the Code.

            TO HAVE AND TO HOLD the same unto Trustees, their successors and assigns, forever.

            PROVIDED, HOWEVER, that if Grantor shall pay to Secured Party the Debt (as hereinafter defined), and shall keep and perform each of its other covenants, conditions and agreements set forth herein and in the Loan Agreement, the Note, and the Loan Documents, upon the termination of all obligations, duties and commitments of Grantor under the Loan Agreement, the Note, and the Loan Documents, this Deed of Trust and the estate hereby granted and conveyed shall become null and void.

            This conveyance is intended as a Trust Deed and is given for the purpose of securing payment of the Debt and performance of the other obligations of Grantor referred to above.

            This Trust Deed is executed and delivered subject to the following covenants, conditions and agreements.


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            1. Definitions. Words and terms defined in the Loan Agreement shall, unless the context hereof clearly requires otherwise, have the same meanings herein as therein provided.

            2. Debt Secured. "Debt" means, collectively, (i) all indebtedness whether of principal, interest, fees, expenses or otherwise of Grantor to Secured Party incurred in connection with the Loan Agreement, the Note, and the Loan Documents, as the same may from time to time be amended, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part and (ii) all costs and expenses, including without limitation, to the extent permitted by law, reasonable attorneys' fees and legal expenses, incurred by Trustees or Secured Party or Secured Party in the collection of any of the indebtedness referred to in clause (i) above, and (iii) any advances made by Secured Party or Secured Party for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to a mortgage, pledge, lien or security interest granted pursuant to this Deed of Trust or pursuant to any agreement, instrument or note relating to any of the Debt, including without limitation advances for taxes, insurance, repairs and the like; interest on the principal sums hereby secured, and taxes, insurance premiums and other obligations, including interest thereon undertaken by Secured Party or Secured Party herein or in any other agreement securing or otherwise pertaining to all indebtedness evidenced or guaranteed by the Loan Agreement, the Note, and the Loan Documents.

            The beneficial owner of the Debt is MADELEINE LLC, the Secured Party, and the residence and principal place of business of said beneficial owner and the Secured Party is as follows:

                        Madeleine, LLC
                        950 Third Avenue
                        New York, New York 10022
                        Attention: Kevin Genda

            3. Impositions and Other Charges.

                  (a) Duty to Pay. Until payment in full of the Debt and termination of all obligations, duties and commitments of Grantor under the Loan Agreement, the Note and the Loan Documents, Grantor will, except as otherwise provided in Article VII of the Loan Agreement, (i) at least five (5) days prior to the date on which any interest or penalties shall commence to accrue thereon, pay, discharge and, upon the request of Secured Party furnish to Secured Party copies of (unless originals are requested by Secured Party) proper receipts for all taxes, general and special, water and sewer rent charges, excise levies,


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 transit taxes, levies and assessments of every kind and all charges for utilities and utility services, and which may have been or may hereafter be charged, assessed, levied, confirmed, imposed upon, or grow or become due and payable out of, or in respect to, or against, the Property, or any part thereof, or any appurtenances thereto (collectively, the "Impositions"), by any lawful authority or public utility, or which may become a lien thereon, unless the same shall have been fully paid to Secured Party as provided in subparagraph 3(b) hereof, (ii) pay and discharge all mechanics' liens which may be filed against said premises, (iii) pay and discharge any documentary, stamp or other tax, including interest and penalties thereon, if any, now or hereafter becoming payable hereon, (iv) provide, renew and keep alive by paying the necessary premiums and charges thereon such policies of hazard and liability insurance upon the property and upon the buildings and improvements now or hereafter erected upon the Property as are required by the Secured Party.

                  (b) Escrow by Secured Party. Upon the written request of Trustees or Secured Party, provided such funds have not been escrowed under the Bennett-Management Trust Deed, Grantor will pay or cause to be paid to Secured Party contemporaneously with each monthly payment of interest, principal or principal and interest a sum equal to one-twelfth (1/12th) of the real estate taxes and premiums for insurance required by subparagraph 3(a) hereof so as to enable Secured Party to pay the same at least thirty (30) days before they become due. Amounts so paid shall be deemed not to be trust funds but may at the option of Secured Party be commingled with general funds of Secured Party. No interest shall be paid on such amounts. If, pursuant to any provision of this Trust Deed, the whole amount of the principal debt remaining or any installment of interest, principal or principal and interest becomes due and payable prior to its originally scheduled maturity, Secured Party shall have the right, at its election, to a apply any amounts paid to Secured Party under this subparagraph 3(b), with accrued interest, thereon, against all or any part of the indebtedness secured by this Trust Deed, any interest thereon or in payment of the premiums or payments for which the amounts were paid. If the real estate taxes and insurance premiums required to be escrowed pursuant to this paragraph shall exceed the estimate therefor and the amounts paid into escrow under this subparagraph 3(b), Grantor shall on demand forthwith make good the deficiency. Grantor will furnish to Secured Party tax and insurance bills in sufficient time to enable Secured Party to pay such taxes and premiums before interest and penalties accrue thereon.

                  (c) Proof of Payment. Unless the same shall have been fully paid to Secured Party as provided in subparagraph 3(b) hereof, Grantor, upon the written request of Secured Party, will


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furnish or will cause to be furnished to Secured Party within thirty (30) days after the date when any Impositions would become delinquent, official receipts of the appropriate taxing authority or other authority to which the charge is payable, or other evidences reasonably satisfactory to Secured Party evidencing the payment thereof.

                  (d) Evidence of Payment. The certificate, or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, of non- payment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

            4. Risk of Loss; Insurance. Risk of loss or, damage to or destruction of the Property is and shall remain upon Grantor. If Grantor fails to effect and keep in force insurance covering the Property as required by the Secured Party, or fails to pay the premiums thereon when due, Trustees or Secured Party upon receipt of notice of default may do so for the account of Grantor. Grantor hereby assigns and sets over to Secured Party all monies which may become payable on account of all insurance covering the Property including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay directly to Secured Party any amount so due which shall be applied to the principal balance of the Note, provided the Note is current and no Event of Default exists subject only to the rights of the holder(s) of the note secured by the Bennett-Management Trust Deed. Trustees on behalf of Secured Party are hereby irrevocably appointed the attorneys-in-fact of Grantor to endorse any draft or check which may be payable to Grantor in order to collect the proceeds of such insurance or any return of unearned premiums which Secured Party is entitled to collect under this paragraph 4. Secured Party shall apply such proceeds of all casualty insurance in accordance with the provisions of paragraph 16 of this Deed of Trust. Secured Party may deduct from such proceeds any expense incurred by Secured Party in collecting the same (including counsel fees).

            5. Property Maintenance, Alterations, Improvements. Grantor shall maintain the Property and all buildings and improvements subject to this Deed of Trust in good working order and condition, ordinary wear and tear excepted, and shall not commit or suffer waste. In no event shall Grantor undertake any alteration or addition to the Property which reduces the economic value of the Property. Secured Party shall have the right to enter upon the Property at any reasonable hour and upon 24-hour notice for the purpose of inspecting the order, condition and repair of the buildings and Improvements erected thereon.


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            6. Location of Personal Property. The personal property covered by this Trust Deed is located in Hancock County, West Virginia more particularly described on Exhibit A to this Deed of Trust or in another county in which a priority security interest in such personal property has been granted to Secured Party. Except as otherwise permitted under the Loan Agreement, Grantor will not move (except to any county in which Secured Party has a prior perfected security interest in such items of personal property), remove, transfer, sell, convey or otherwise assign any of the items of personal property included in the Property until the Debt secured hereby is paid in full.

            7. Compliance with Laws. Grantor will promptly comply, in all material respects, with all present and future laws, ordinances, rules and regulations of any governmental authority having an effect on Grantor or the Property.

            8. Further Assurances. Grantor will, from time to time, make, do, execute and acknowledge, as may be reasonably neccesary such further acts, deeds, conveyances, mortgages, security agreements, financing statements, continuation statements and other assurances in law as may be required for the purpose of effectuating the intent hereof.

            9. Failure to Pay Impositions and Other Charges; Protection of Property. Except as otherwise provided in the Loan Agreement, in the event Grantor neglects or refuses to pay or cause to be paid the charges mentioned in paragraph 3 of this Deed of Trust, or fails to maintain the buildings and Improvements as aforesaid, Secured Party after notice to Grantor may do so, add to the Debt the cost thereof, and collect the same as part of said Debt. Secured Party shall, after the expiration of notice and grace period provided in the Loan Agreement, have the power and authority to institute and maintain any suits and proceedings as Secured Party may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Deed of Trust, and (b) to preserve or protect its interest in the Property.

            10. Prohibition of Liens; Debt. Grantor will pay, or bond, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom. Grantor will do everything necessary so that the lien and priority hereof shall be fully preserved, at the cost of Grantor, without expense to Secured Party,except as otherwise provided in the Loan Agreement.


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            Grantor will not, without the written consent of Secured Party, create or suffer to be created any security interest under the Code, together with any amendments or supplements thereto, or other encumbrances in favor of any party other than Secured Party, or create or suffer any reservation of title by any such other party, with respect to any fixtures, nor shall any such fixtures or property be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Grantor (or Secured Party as provided herein)except as permitted in the Loan Agreement. Except as permitted in the Loan Agreement, all such property shall be purchased for cash or in such manner that no lien shall be created thereon except the lien of this Mortgage, unless Mortgagee shall agree in writing to the contrary before a contract to purchase any such property is executed.

            11. Prohibition of Assumption, Transfer. Grantor hereby warrants and covenants that it is the lawful owner of the Property that Grantor has good right and lawful authority to convey and encumber the same, that the Property is free and clear from all liens and encumbrances except for liens in favor of the Secured Party,the Bennett-Management Trust Deed and liens permitted under the Loan Agreement, and that it will warrant and defend such title to the Property against the claims of all persons whomsoever. Except as disclosed in the Loan Agreement or otherwise permitted under the Loan Agreement, Grantor shall not create, incur, assume or suffer to exist any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease intended as security, (and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) on the Property or any other part of the collateral mentioned above. Except as disclosed in the Loan Agreement or otherwise permitted under the Loan Agreement, Grantor shall not, without the prior written consent of Secured Party, sell, lease, transfer or otherwise dispose of any of the Property or all or a substantial portion of its assets, or liquidate or consolidate with or merge with or into any entity.

            12. Priority of Lien. This Deed of Trust shall be a second lien deed of trust and shall be superior in right to other deeds of trust, except the Bennett-Management Trust Deed encumbering part or all of the Property except for liens or encumbrances disclosed in the Loan Agreement and accepted by the Secured Party. Except as otherwise provided herein or in the Loan Agreement, Grantor will not create or permit to accrue upon all or any part of the Property any debt, lien or charge except the lien of this Deed of Trust and shall promptly pay and


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discharge, any lien or charge whatsoever which by any present or future law may be or become superior to, or on a parity with this Deed of Trust, either in lien or in distribution out of the proceeds of any judicial sale of the Property, or any part thereof, and any lien or charge not permitted by paragraph 11.

            13.   Default.

                  (a) Default and Remedies. In the event sums are due and owing by Grantor under the terms of the Loan Agreement, the Note and by reason of an Event of Default (as defined in the Loan Agreement), Trustees or Secured Party may forthwith proceed to enforce payment of the amounts due and owing under the Note or the performance of any term hereof, whether by foreclosure, by suit in law or equity or otherwise, and without further delay undertake any one or more of the following:

                        (1) Foreclosure. At any times sums are due and owing
                  under the Loan Agreement, the Note as aforesaid, beyond any applicable grace periods, Trustees, upon the written request of Secured Party, may foreclose upon and sell the Property to satisfy the Debt. After the giving of notice as provided pursuant to W. Va. Code Section 38-1-4, Trustees shall sell all the Property herein conveyed, or so much thereof as the Trustees shall deem necessary, at public auction, at the front door of the courthouse in the county (or any county if more than one) where the Property is located, or such other places as permitted by law, for cash in hand on the day of sale. Further, Trustees may take such other action as the law may allow, at law or in equity, for the enforcement and realization of the Deed of Trust security or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire unpaid balance of the principal indebtedness, with interest, at the rates and pursuant to the methods of calculation specified in the Note, the Loan Agreement, and this Deed of Trust to the date of default and thereafter at the rate provided in the Note and the Loan Agreement together with all other sums secured by this Deed of Trust, all costs of suit, interest at the rate specified in the Note, and the Loan Agreement on any judgment obtained by Secured Party from and after the date of any foreclosure sale of the Property (which may be sold in one parcel or in such parcels, manner or order as Trustees shall elect) until actual payment is made pursuant to the foreclosure sale


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                  of the full amount due Secured Party, and an attorneys'
                  reasonable commission for collection without further stay, any law, usage or custom to the contrary notwithstanding. Upon any such foreclosure sale, Secured Party may bid for and purchase the Property in a commercially responsible manner and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability. In addition to the rights, remedies and powers hereinabove set forth, Secured Party and Trustees shall have as to any and all fixtures and personal property covered by this Deed of Trust, all rights, remedies and powers of a secured party under the Code.

                        (2) Receivership. Have a receiver appointed to enter
                  into possession of the Property, collect the earnings, revenues, rents, issues, profits and income therefrom and apply the same as the court may direct. It is understood and agreed by and between the parties hereto that nothing herein contained shall be construed as a substitute for, or in derogation of, the right to foreclose this Deed of Trust or as imposing any duty or obligation upon Secured Party or upon Trustees, or any of them, to take charge of the Property or to collect said rents, issues or profit or to have a receiver appointed for such purposes.

                        (3) Sale of personal property. Secured Party shall have
                  such rights and remedies in respect of so much of the Property as may, under applicable law, including the Code, be personal property, or any part thereof, as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Deed of Trust, including without limitation the right to take possession of the Property wherever located and to sell all or any portion thereof at public or private sale, without prior notice to Grantor, except as otherwise required by law (and if notice is required by law, after ten (10) days' prior written notice, which Grantor agrees is a reasonable period of notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Secured Party in its sole discretion may determine. Secured Party shall apply the


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                  proceeds of any such sale to the payment of the Debt. Upon the occurrence of any Event of Default, Grantor, upon demand by Secured Party, shall promptly assemble any equipment and fixtures included in the Property and make them available to Secured Party at a place to be designated by Secured Party which shall be reasonably convenient to Secured Party and Grantor.

                        (4) Sale of the Property. Secured Party may sell any of
                  the Property, not specifically designated as personal property and subject to subparagraph (3) above, in accordance with any applicable law.

                        (5) Additional rights and remedies; not exclusive. In
                  addition to all the foregoing, Trustees and Secured Party shall have such other rights as the law allows in the pursuit of the foregoing specified remedies and shall have such other remedies as the law allows for the realization of security interests herein granted. The rights and remedies herein provided to Trustees and Secured Party shall be cumulative and not alternative, and are not exclusive of any other remedies that may be available to the Trustees and Secured Party, whether at law, in equity, or otherwise.

                  (b) Provisions Regarding Sale. (i) Grantor agrees that any sale made hereunder may be adjourned from time to time without notice other than oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale, and (ii) Grantor agrees that any sale of real property or interest in real property hereunder shall be made in accordance with the laws of the State of West Virginia relating to sales under deeds of trust, with the exceptions herein stated and with the further exception that the Grantor covenants and agrees.

                  (c) Rights in Pursuit of Remedies. In the event sums are due and owing under the Note or the Loan Documents as aforesaid, Secured Party in pursuance of the foregoing remedies, or in addition thereto, (i) shall be entitled to resort to its several securities for the payment of the sums secured hereby in such order and manner as Secured Party may think fit without impairing Secured Party's lien in, or rights to, any of such securities and without affecting the liability of any person, firm or corporation for the sums secured hereby, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Secured Party from the proceeds of such security; (ii) may, in Secured Party's sole discretion, release for such consideration, or none, as the Secured Party may require, any portion of the Property without, as to the remainder of the security, in otherwise impairing or affecting the lien of this Deed of Trust, or the priority thereof, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Secured Party for such release; and/or (iii) may accept the assignment or pledge of any other property in place thereof as Secured Party may require without being accountable for so doing to any other lienor.

                  (d) Continued Lien of Deed of Trust. No entry of any judgment by Secured Party and no levy of an execution under any judgment upon the Property or upon any other property of Grantor shall affect in any manner or to any extent, the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Secured Party hereunder, but such liens, rights, powers and remedies of Secured Party shall continue unimpaired as before.

                  (e) Subordination of Tenants' Rights Under Leases. In the event that Trustees shall have the right to foreclose this Deed of Trust, Grantor authorizes Trustees at their option to foreclose this Deed of Trust, subject to the rights of any tenants of the Property if Trustees or Secured Party elect that this Deed of Trust shall be subordinate to rights of tenants, and the failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Grantor as a defense to any proceeding instituted by Trustees or Secured Party to collect the Debt or any deficiency remaining unpaid after the foreclosure sale of the Property.

                  (f) Discontinuance of Proceedings; Position of Parties Restored. If Trustees or Secured Party shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, or otherwise, any such proceedings shall have been discontinued or abandoned for any reason, then in every such case Grantor and Trustees or Secured Party, shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Secured Party shall continue as if no such proceeding had occurred or had been taken.

            14. Application of Proceeds of Foreclosure. Trustees or Secured Party shall apply the proceeds of any foreclosure sale of or other disposition or realization upon, or rents or profits from, the Property:

                  (a) First, to the payment or reimbursement of all reasonable advances, expenses and disbursements of Trustees and Secured Party (including, without limitation, the reasonable fees and costs of their counsel and agents and not less than $500 as commission to Trustees for acting as Trustees hereunder) incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Deed of Trust or in the collection of the obligations of Grantor under the Note and the Loan Documents;

                  (b) Second, in satisfaction of the Debt, whether for
            principal, interest or expenses in such order as Trustees or Secured Party shall designate; and

                  (c) Third, the balance, if any, to be distributed as required by law.

            If the proceeds from any such sale of or other disposition or realization upon the Property are insufficient to pay the Debt, the Grantor shall remain liable for such deficiency.

            15.   Trustees.

                  (a) Removal. It is hereby expressly covenanted and agreed that Secured Party may, at any time and from time to time hereafter, upon notice to Trustees and Grantor, but without any other notice, appoint and substitute another Trustee, corporation or person, in place of either or both of the Trustees herein named to execute the trust herein created. Upon such appointment, either with or without a conveyance to said substituted Trustee or Trustees by the Trustees herein named, or by any other substituted Trustee in case the said right of appointment is exercised more than once, the new and substituted Trustee in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the Trustee herein named; and such new and substituted Trustee shall be considered the successor and assign of the Trustee in his place and stead. Each appointment and substitution shall be evidenced by an instrument in writing, which instrument, executed and acknowledged by Secured Party and recorded in the Office of the Clerk of the County Commission of the County wherein said property is situate, shall be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, and notice of such proper substitution and appointment to all parties in interest. The Trustees, or either of them or the survivor thereof, may act in the execution of this trust and in the event either of the Trustees shall act alone, the authority and power of the Trustees so acting shall be as full and complete as if the powers and authority granted to the Trustees herein jointly had been granted to such Trustee alone. Either or both of the Trustees are hereby authorized to act by agent or attorney in the execution of this trust.

                  (b) Fees. In the event foreclosure proceedings instituted under the terms and provisions of this Trust Deed are not completed through no fault of the Trustees, Trustees shall be entitled to receive and forthwith be paid the necessary costs and expenses incurred by them, together with a fee of not less than Five Hundred Dollars ($500.00).

                  (c) Action. The Trustees herein may act by agent or attorney appointed by them in the execution of this Deed of Trust and the Trustees shall not be required to be present in person.

            16.   Casualty Loss.

                  (a) Notice to Secured Party. In case of casualty resulting in damage or destruction to the Property, Grantor shall promptly give written notice thereof to Trustees and Secured Party.

                  (b) Restoration of Property. Unless Secured Party elects to apply insurance proceeds to reduce the Debt, then, regardless of the amount of any such damage or destruction, Grantor shall at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace, rebuild or alter the same as nearly as possible to its value, condition and character immediately prior to such damage or destruction or with such changes or alterations as may be made at Grantor's election in conformity with and subject to the conditions of paragraph 8 hereof. Such restoration, repairs, replacements, rebuilding or alteration shall be commenced promptly and prosecuted with reasonable diligence. If (i) estimates received, and/or made, by Secured Party disclose that the cost or restoration would be in excess of the amount of the insurance proceeds available therefor, or (ii) during the period of restoration by Grantor the amount of the insurance proceeds shall not be sufficient to complete such restoration, then in either of such events, Grantor shall deposit with Secured Party the amount required to complete such restoration or such other security as shall be satisfactory to Secured Party.

                  (c) Application of Proceeds. All proceeds of and payments under insurance policies with respect to any casualty event shall be paid to Secured Party and applied by Secured Party first to payment of the actual costs, fees and expenses, if any, incurred by Secured Party in connection with adjustment of the loss and settlement with the insurance company. The remainder of such insurance proceeds shall be applied by Secured Party, at the sole discretion of Secured Party, either (i) in reduction of the outstanding Debt, as Secured Party may elect, or (ii) to the payment of the cost of the aforesaid restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs and the cost of protection of property pending the completion of permanent restoration, repairs, replacement, rebuilding or alterations (all of which temporary and permanent repairs, restoration, replacement, rebuilding, alterations and protection of property are hereinafter collectively referred to as the "restoration").

                  (d) Advancement of Proceeds. If under the provisions of this paragraph 16, insurance proceeds are to be applied to the cost of restoration, Secured Party shall hold such insurance proceeds, together with any amounts deposited with Secured Party pursuant to subparagraph 16(b) hereof, and advance the same for application to the cost of the restoration from time to time as the restoration progresses. Such funds will be advanced upon the written request of Grantor and upon Grantor's compliance with such reasonable requirements therefor as Secured Party shall impose. Upon completion of all of the restoration in a good and workmanlike manner and substantially in accordance with any plans and specifications therefor which Secured Party may have required, and upon receipt by Secured Party of evidence satisfactory to Secured Party that the restoration has been completed and that the Property is not and will not become subject to any mechanic's or materialmen's liens on account of the restoration or any part thereof, any balance of the insurance proceeds or sums deposited with Secured Party pursuant to subparagraph 16(b) hereof and not applied to the cost of restoration shall be applied to reduce the Debt, and any balance remaining after repayment of the Debt shall be paid over to Grantor.

                  (e) Effect of Default. Notwithstanding any provision of this paragraph 16 to the contrary, if at any time during any restoration of the Property, an Event of Default in the payment on the Note shall exist, Secured Party shall have no obligation to continue to apply insurance money to restoration and may apply such insurance money to reduction of the Debt.

                  (f) No Postponement, Abatement of Scheduled Installments. In no event shall the application to the obligation of Grantor, whether or not then due or payable, of any insurance proceeds postpone, abate or reduce any of the periodic installments of principal and interest thereafter to become due under the Debt until the Debt is completely satisfied and paid in full. If Secured Party shall acquire title to the Property either by virtue of a deed in lieu of foreclosure or a judicial sale thereof pursuant to proceedings under the Note or this Deed of Trust, then all of Grantor's estate, right, title and interest in and to all such policies, including unearned premiums thereon and the proceeds thereof, shall vest in Secured Party.

            17.   Condemnation.

                  (a) Notice, Right to Participate. Grantor shall give Trustees and Secured Party immediate notice of any actual or threatened commencement of condemnation proceedings or the exercise of the right of eminent domain. In the event that the Property, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain (hereinafter called collectively, "condemnation proceedings"), Secured Party may on behalf of Grantor participate in any such condemnation proceedings and may on behalf of and with the concurrence of Grantor adjust, contest, accept, reject or compromise any proposed award and collect and, without the concurrence of Grantor, may receive the proceeds thereof and endorse drafts, and Secured Party is hereby irrevocably appointed attorney-in-fact of Grantor for such purposes, such power being coupled with an interest. The decision of Secured Party with the concurrence of Grantor with regard to the adjustment, contest, acceptance, rejection or compromise of any proposed award issued in connection with any condemnation proceedings shall be binding upon Grantor. The award that may be made in any such proceeding or the proceeds thereof shall be deposited with Secured Party and distributed in the manner set forth in this paragraph 18. The parties agree to execute any and all further documents that may be required in order to facilitate collection of any award or awards and the making of any such deposits with Secured Party.

                  (b) Condemnation of All or Material Part of Property. If at any time during the term of this Deed of Trust title to the whole or a material part of the Property shall be taken in condemnation proceedings or by agreement between Grantor and Secured Party and those authorized to exercise such right, Secured Party shall apply such award or proceeds which it receives pursuant to subparagraph 17(a) hereof to payment of the Debt and any balance then remaining shall be paid to Grantor. In the event that the amount of the award or proceeds received by Secured Party shall not be sufficient to pay the Debt, Grantor shall, within ten (10) days after the application of the award or proceeds as aforesaid pay or cause to be paid such deficiency to Secured Party. For the purposes of this subparagraph 17(b) "a material part" shall be deemed to have been taken if the portion of the Property taken shall preclude, in Secured Party's sole judgment the effective use of the Property as an economically viable unit for the permitted purposes for which Grantor utilizes such Property.

                  (c) Condemnation of Less than Material Part of Property. If at any time during the term of this Deed of Trust title to a portion of the Property that does not constitute "a material part" of the Property shall be taken as aforesaid, all of the award or proceeds collected by Secured Party pursuant to subparagraph 17(a) hereof, shall, at the option of the Secured Party, (i) be applied to reduce the Debt or (ii) be held by Secured Party, and applied and paid over toward the costs of demolition, repair and restoration, substantially in the same manner and subject to the same conditions as those provided in paragraph 16 hereof with respect to insurance and other monies. Any balance remaining in the hands of Secured Party after payment of such costs of demolition, repair and restoration shall be retained by Secured Party and applied in reduction of the Debt. In the event that the costs of such demolition, repairs and restoration shall exceed the new amount collected by Secured Party, Grantor shall pay the deficiency.

                  (d) Temporary Use or Taking. If at any time during the term of this Deed of Trust the temporary use of the whole or any part of the Property shall be taken in condemnation proceedings, all of the award or proceeds collected by Secured Party pursuant to subparagraph 17(a) hereof shall be held by Secured Party and applied by Secured Party toward the payment of the monthly interest payment or of the monthly payments of principal and interest due on the Debt until such time as the Debt is completely satisfied and paid, except that, if such taking by condemnation proceedings results in changes and alterations to the Property or any part thereof which would necessitate an expenditure to restore the Property or any part thereof to its former condition, then such portion of the award or proceeds as in Secured Party's reasonable estimation shall be necessary to cover the cost of restoration shall at the option of Secured Party be retained by Secured Party, without application as aforesaid, and be applied and paid over toward the restoration of the Property, or any part thereof, to its former condition in substantially the same manner and subject to the same conditions as those provided in paragraph 16 hereof with respect to insurance and other monies. In the event that the costs of such restoration shall exceed the net amount collected by Secured Party, Grantor shall pay or cause to be paid the deficiency.

                  (e) Taking of Rights of Light, Air, Access and the Like. Any award for compensation made in condemnation proceedings for consequential damages or for the taking of rights in, under and above the streets adjoining such Property, or the rights and benefits of light, air or access to said streets, or for the taking of space, or rights therein, below the surface of, or above, the Property, shall be paid over to and received by Secured Party. Such awards or compensation shall at the option of Secured Party be either applied to the reduction of the Debt, or paid over toward the cost of such demolition, repair and restoration of the Property as shall be necessitated by such taking, substantially in the same manner and subject to the same conditions as those provided in paragraph 17 hereof with respect to insurance and other monies, and any balance remaining in the hands of Secured Party shall be retained by Secured Party, and applied in reduction of the Debt in the same manner as provided in subparagraph 17(c) with respect to the balance of the award or awards therein referred to.

                  (f) Reimbursement of Costs, Fees and the Like. In the case of any taking covered by the provisions of this paragraph 17, Grantor shall be entitled as a first priority to reimbursement out of any award or awards for all reasonable costs, fees, and expenses incurred in the determination and collection of any such awards.

                  (g) Payments Pending Receipt of Award. Notwithstanding any taking by condemnation proceedings, Grantor shall continue to pay interest on the Debt at the rates provided in the Note until any such award or payment shall have been actually received by Secured Party and applied to the principal sum as provided in this paragraph 18, if it is to be so applied under this paragraph
18. Any reduction in the principal sum resulting from Secured Party's application of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such application. If prior to Secured Party's receipt of such award or payment the Property shall have been sold to Secured Party or its nominee on foreclosure of this Deed of Trust, Secured Party shall have the right to receive and retain the entire award or payment.

                  (h) No Postponement, Abatement or Scheduled Installments. In no event shall the application to the Debt of any payment to Secured Party pursuant to this paragraph 18 postpone, abate or reduce any of the periodic installments of principal or interest thereafter to become due under the Note and the Loan Documents until such amounts are paid in full.

            18. Indemnity for Costs. Grantor will indemnify against, and on demand repay Trustees or Secured Party for any loss, damage, expense, or reasonable attorneys' fees which may be incurred by reason of any action or proceeding affecting the Property or the title thereto or Trustee's or Secured Party's interest under this Deed of Trust to which Trustees or Secured Party is made a party (by intervention or otherwise).

            19. Change in Trust Deed Tax Laws. In the event of the passage after the date of this Deed of Trust of any law of the State of West Virginia deducting from the value of the Property for the purpose of taxation any lien thereon, or changing in any way the laws now in force for the taxation of mortgages, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Trustees or Secured Party, then and in such event, Grantor shall bear and pay the full amount of such taxes.

            20. Agreements Continuing, Absolute. The agreements and obligations of Grantor hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Note or any other instrument or instruments now or hereafter evidencing the Debt or any other agreement or agreements now or hereafter entered into by Secured Party and Grantor pursuant to which the Debt or any part thereof is issued or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations; without limitation upon the foregoing, the agreements and obligations of Grantor shall not in any such way be affected by (i) any renewal, refinancing or refunding of the Debt in whole or in part, (ii) any extension of the time of payment of the amounts due and owing under the Note or any other instrument or instruments now or hereafter evidencing the Debt or any part thereof, (iii) any amendment to or modification of the terms of the Note or other instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by Secured Party and Grantor pursuant to which the Debt or any part thereof is issued or secured, (iv) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Property or any other property or any security for the payment of the Debt or any part thereof, (v) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against Grantor or (vi) any other matter or thing whatsoever whereby the agreements and obligations of Grantor hereunder would or might otherwise be released or discharged.

            21. Partial Invalidity. The invalidity per se or in any application of any one or more paragraphs of this Deed of Trust or any part of any thereof shall not affect the remaining portions of this Deed of Trust, all of which are inserted conditionally on their being held valid in law.

            22. Notices. All notices, requests, demands, directions and other communications (collectively "notices") under the provisions of this Deed of Trust must be in writing unless otherwise expressly permitted under this Agreement and must be sent by first-class express mail, private overnight or next Business Day courier, in all cases with charges prepaid, and any such properly given notice will be effective when received.

All notices will be sent to the applicable party at the addresses stated below or in accordance with the last unrevoked written direction from such party to the other parties. Any notice to be provided by a subordinate lienholder, as contemplated by West Virginia Code 38-1-4, shall be forwarded to Secured Party at the address stated below. A copy of any notice of Trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to the address stated below.

            If to Grantor:          Mountaineer Park, Inc.
                                    8 Route 2 South
                                    Chester, West Virginia 26034
                                    Attn: Mr. Edson Arneault

            and copy to:            Freer & McGarry
                                    1000 Thomas Jefferson St., N.W.
                                    Suite 600
                                    Washington, DC 20007
                                    Attention: Robert Ruben, Esquire

            If to Secured

              Party:                Madeleine, LLC
                                    950 Third Avenue
                                    New York, New York 10022
                                    Attention: Kevin Genda

            and copy to:            Schulte Roth & Zabel
                                    900 Third Avenue
                                    New York, New York 10022
                                    Attention: Mark A. Neporent, Esquire

            If to Trustees:         Deborah A. Sink, Esq.
                                    Carl D. Andrews, Esq.
                                    P. O. Box 1386
                                    Charleston, West Virginia 25301

            IN WITNESS WHEREOF the parties have caused this instrument to be executed by their respective officers thereunder duly authorized as of the date first above written.

ATTEST:                             MOUNTAINEER PARK, INC.

By:_______________________          By:________________________________

Title:____________________          Its: ______________________________

                                    MADELEINE LLC, as Secured Party

                                    By:________________________________

                                    Its:_______________________________

This Deed of Trust was prepared by

Carl D. Andrews, Esq.
Bowles Rice McDavid Graff & Love
P. O. Box 1386
Charleston, WV 25325-1386
(304) 347-1109

STATE OF _____________________           )
                                         )      SS:
COUNTY OF ____________________           )

      ON THIS, the _____ day of _______________, 1996, before me, the undersigned officer, personally appeared _______________________, who acknowledged himself to be the __________________ of Mountaineer Park, Inc., a West Virginia corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    -------------------------------
                                    Notary Public

My Commission Expires:

STATE OF ________________                )
                                         )      SS:
COUNTY OF _______________                )

      ON THIS, the ____ day of __________, 1996, before me, the undersigned officer, personally appeared ____________________ who acknowledged himself to be the ___________________ for MADELEINE LLC, and that he, as such ___________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    -------------------------------
                                    Notary Public

My Commission Expires: